 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2007
(Date of earliest event reported)

NATIONAL HEALTH REALTY, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13487	52-2059888

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Vine Street, Suite 1402 Murfreesboro, TN	37130	(615) 890-2020

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 5 – Corporate Governance and Management

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 22, 2007, the Board of Directors of National Health Realty, Inc. (the “Corporation”) unanimously approved the filing of a Certificate of Correction with the Maryland State Department of Assessments and Taxation to correct the Corporation’s Articles of Amendment and Restatement filed on November 26, 1997.  Through an error of transcription, consecutively following sections of the Articles of Amendment and Restatement beginning in ARTICLE VII through ARTICLE IX were inadvertently omitted.  The omitted language includes: a portion of the last sentence in Section 7.3.5 and Sections 7.3.6, 7.4, 7.5 and 7.6, in their entirety, from ARTICLE VII, which article sets forth restrictions on transfer and ownership of the Corporation’s shares; ARTICLE VIII in its entirety, including Sections 8.1 and 8.2, which article sets forth the circumstances for amending the charter and bylaws and reserves the right to effect charter amendments that affect contract rights; and the caption for ARTICLE IX, the text of which Article was included but mistakenly added to the end of Section 7.3.5.  The Certificate of Correction corrects the Articles of Amendment and Restatement by including the previously omitted language.

The filing of the Certificate of Correction, which was filed and accepted on March 23, 2007, does not change the effective date of the Articles of Amendment and Restatement.  A copy of the corrected Articles of Amendment and Restatement is attached hereto as Exhibit 3.1 and incorporated herein by reference.

On March 22, 2007, the Board of Directors of the Corporation also amended the Corporation’s bylaws, designating the date of the Corporation’s annual meeting as the third Wednesday in September of each year or at such other date falling on or before the 30th day thereafter as shall be set by the Board of Directors.  The amendment, which was effective on March 22, 2007, is attached hereto as Exhibit 3.2.

SECTION 9 – Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit

Number

Description

3.1

Corrected Articles of Amendment and Restatement of National Health Realty, Inc.

3.2

Amendment to the Bylaws of National Health Realty, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2007

NATIONAL HEALTH REALTY, INC.

	By:	/s/ Robert G. Adams
Robert G. Adams
Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number

Description

3.1

Corrected Articles of Amendment and Restatement of National Health Realty, Inc.

   3.2

Amendment to the Bylaws of National Health Realty, Inc.